EXHIBIT 10.29

FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of December 1, 2005, among DOMINO’S, INC., a Delaware corporation (“Borrower”), DOMINO’S PIZZA, INC., a Delaware corporation (successor by merger to TISM, Inc.) (“Holdings”), various Subsidiaries of Borrower, the lenders from time to time party to the Credit Agreement referred to below (each a “Lender” and collectively, “Lenders”), J.P. MORGAN SECURITIES INC. (“JPMSI”), as sole lead arranger and book runner, and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for Lenders (in such capacity, “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, Borrower, Holdings, JPMSI, Citigroup Global Markets, Inc., Lenders, Administrative Agent, Syndication Agent and Documentation Agent are parties to a Credit Agreement, dated as of July 29, 2002 and amended and restated as of June 25, 2003 (as so amended and restated and as the same has been further amended through, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Fifth Amendment, the Lenders wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.	Amendments to Credit Agreement.

1. The definition of “Applicable Base Rate Margin” appearing in subsection 1.1 of the Credit Agreement is hereby amended by deleting the text “New 2004 Term Loans, 0.75%” appearing in said definition and inserting the text “2005 Term Loans, 0.50%” in lieu thereof.

2. The definition of “Applicable Eurodollar Rate Margin” appearing in subsection 1.1 of the Credit Agreement is hereby amended by deleting the text “New 2004 Term Loans, 1.75%” appearing in said definition and inserting the text “2005 Term Loans, 1.50%” in lieu thereof.

3. The definition of “Class” appearing in subsection 1.1 of the Credit Agreement is hereby amended by deleting the text “New 2004 Term Loan” appearing in said definition and inserting the text “2005 Term Loan” in lieu thereof.

4. The definition of “Loan” appearing in subsection 1.1 of the Credit Agreement is hereby amended by inserting the text “2005 Term Loans,” immediately following the text “New 2004 Term Loans,” appearing in said definition.

5. The definition of “Notes” appearing in subsection 1.1 of the Credit Agreement is hereby amended by inserting the text “2005 Term Notes,” immediately following the text “New 2004 Term Notes,” appearing in said definition.

6. The definition of “Requisite Lenders” appearing in subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting the text “(v)” appearing in said definition and inserting the text “(vi)” in lieu thereof and (ii) inserting the text “, (v) the aggregate 2005 Term Loan Exposure of all Lenders” immediately prior to the text “and (vi)” appearing in said subsection (as modified pursuant to preceding subclause (i)).

7. The definition of “Shareholder Subordinated PIK Note” appearing in subsection 1.1 of the Credit Agreement is hereby amended by deleting the text “New 2004 Term Loans” appearing in said definition and inserting the text “2005 Term Loans” in lieu thereof.

8. Subsection 1.1 of the Credit Agreement is hereby further amended by (i) deleting the definitions of “Arrangers”, “Existing 2004 Term Loan Borrowing”, “Pro Rata Share” and “Repricing Transaction” in their entirety and (ii) inserting in appropriate alphabetical order the following new definitions:

“Additional 2005 Term Loan” has the meaning assigned to that term in subsection 2.1A(i)(V).

“Arrangers” means, collectively, Initial Arrangers, First Amendment Arranger, Second Amendment Arranger, Third Amendment Arranger and Fifth Amendment Arranger.

“Consenting New 2004 Term Lender” means each Lender holding outstanding New 2004 Term Loans that has theretofore executed and delivered a counterpart of the Fifth Amendment to the Administrative Agent on or prior to 5:00 P.M. (New York City time) on the later to occur of December 1, 2005 or the Fifth Amendment Effective Date.

“Converted 2005 Term Loan” has the meaning assigned to that term in subsection 2.1A(i)(V).

“Existing New 2004 Term Loan Borrowing” has the meaning assigned to that term in subsection 2.2B(x).

“Fifth Amendment” means the Fifth Amendment to Credit Agreement, dated as of December 1, 2005.

“Fifth Amendment Arranger” means JPMSI, in its capacity as sole lead arranger and book runner pursuant to the Fifth Amendment.

“Fifth Amendment Effective Date” has the meaning assigned to that term in the Fifth Amendment.

“Fifth Amendment Mortgage Amendments” has the meaning assigned to that term in subsection 6.16.

“New 2004 Term Loan Conversion” has the meaning assigned to that term in subsection 2.1A(i)(V).

“Non-Consenting New 2004 Term Lender” means each Lender holding New 2004 Term Loans on the Fifth Amendment Effective Date (immediately prior to giving effect thereto) that is not a Consenting New 2004 Term Lender.

“Pro Rata Share” means (i) with respect to all payments, computations and other matters relating to the Term Loan Commitment or the Term Loan of any Lender, the percentage obtained by dividing (x) the Term Loan Exposure of that Lender by (y) the aggregate Term Loan Exposure of all Lenders, (ii) with respect to all payments, computations and other matters relating to the New Term Loan Commitment or the New Term Loan of any Lender, the percentage obtained by dividing (x) the New Term Loan Exposure of that Lender by (y) the aggregate New Term Loan Exposure of all Lenders, (iii) with respect to all payments, computations and other matters relating to the 2004 Term Loan Commitment or the 2004 Term Loan of any Lender, the percentage obtained by dividing (x) the 2004 Term Loan Exposure of that Lender by (y) the aggregate 2004 Term Loan Exposure of all Lenders, (iv) with respect to all payments, computations and other matters relating to the New 2004 Term Loan Commitment or the New 2004 Term Loan of any Lender, the percentage obtained by dividing (x) the New 2004 Term Loan Exposure of that Lender by (y) the aggregate New 2004 Term Loan Exposure of all Lenders, (v) with respect to all payments, computations and other matters relating to the 2005 Term Loan Commitment or the 2005 Term Loan of any Lender, the percentage obtained by dividing (x) the 2005 Term Loan Exposure of that Lender by (y) the aggregate 2005 Term Loan Exposure of all Lenders, (vi) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein purchased by any Lender or any participations in any Swing Line Loans purchased by any Lender, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders, and (vii) for all other purposes with respect to each Lender, (A) prior to the occurrence of the Fifth Amendment Effective Date, the percentage obtained by dividing (x) the sum of the New 2004 Term Loan Exposure of that Lender plus the Revolving Loan Exposure of that Lender by (y) the aggregate New 2004 Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders or (B) on and after the occurrence of the Fifth Amendment Effective Date, the percentage obtained by dividing (x) the sum of the 2005 Term Loan Exposure of that Lender plus the Revolving Loan Exposure of that Lender by (y) the aggregate 2005 Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The Pro Rata Share of each Lender for purposes of each of clauses (i), (ii), (iii), (iv) and (v) of the preceding sentence is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

“Repricing Transaction” shall mean the incurrence by Borrower of a new tranche of replacement term loans under this Agreement (including by way of a conversion of 2005 Term Loans into such replacement term loans) (i) having effective interest rate margins that are less than the Applicable Base Rate Margin and Applicable Eurodollar Rate Margin, as applicable, for 2005 Term Loans on the Fifth Amendment Effective Date (immediately after giving effect thereto) (with the comparative determinations of such margins to be made by Administrative Agent and to be made after taking account of all upfront or similar fees or original issue discount (amortized over the life of such tranche of replacement term loans or 2005 Term Loans, as the case may be) payable to all Lenders providing such replacement term loans or 2005 Term Loans, as the case may be, but exclusive of any arrangement, structuring or other fees payable in connection therewith that are not shared with all Lenders providing such tranche of replacement term loans or 2005 Term Loans, as the case may be) and (ii) except to the extent incurred by way of a conversion of 2005 Term Loans, all or a portion of the proceeds of which are used to repay, in whole or in part, principal of outstanding 2005 Term Loans. Any such determination by Administrative Agent as contemplated by preceding clause (i) shall be conclusive and binding on all Lenders holding 2005 Term Loans.

“2005 Term Loan” has the meaning assigned to that term in subsection 2.1A(i)(V).

“2005 Term Loan Commitment” means the commitment of a Lender to make Additional 2005 Term Loans to Borrower pursuant to subsection 2.1A(i)(V), and “2005 Term Loan Commitments” means such commitments of all Lenders in the aggregate.

“2005 Term Loan Exposure” means, with respect to any Lender as of any date of determination, the outstanding principal amount of the 2005 Term Loans of that Lender.

“2005 Term Notes” means any promissory notes of Borrower issued pursuant to subsection 2.1E to evidence the 2005 Term Loans of any Lenders, substantially in the form of Exhibit III-D annexed hereto, as the same may be amended, supplemented or otherwise modified from time to time.

9. Subsection 2.1A of the Credit Agreement is hereby amended by inserting the text “, 2.1A(i)(V)” immediately following the text “2.1A(i)(IV)” appearing in the first sentence of said subsection.

10. Subsection 2.1A(i) of the Credit Agreement is hereby amended by inserting the following new clause (V) at the end of said subsection:

“(V) 2005 Term Loans. (x) Each Consenting New 2004 Term Lender severally agrees to convert (the “New 2004 Term Loan Conversion”), on the Fifth Amendment Effective Date, all New 2004 Term Loans of such Consenting New 2004 Term Lender outstanding on the Fifth Amendment Effective Date (immediately prior to giving effect thereto) into new term loans hereunder (each such term loan, a “Converted 2005 Term Loan” and, collectively, “Converted 2005 Term Loans”) and (ii) each Lender with a 2005 Term Loan Commitment severally agrees to make, on the Fifth Amendment Effective Date, a term loan or term loans in an initial principal amount equal to such Lender’s 2005 Term Loan Commitment (each, an “Additional 2005 Term Loan” and, collectively, “Additional 2005 Term Loans” and, together with the Converted 2005 Term Loans, “2005 Term Loans”) to Borrower to be used for the purposes identified in subsection 2.5H. The amount of each Lender’s 2005 Term Loan Commitment and Converted 2005 Term Loans (if any) is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of (x) Additional 2005 Term Loans and (y) Converted 2005 Term Loans is $458,012,821.00. The 2005 Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the 2005 Term Loan Commitments pursuant to subsection 10.1B. Each Lender’s 2005 Term Loan Commitment shall expire immediately and without further action on December 1, 2005 if the Additional 2005 Term Loans are not made on or before that date. Borrower may make only one borrowing on the Fifth Amendment Effective Date under the 2005 Term Loan Commitments. Amounts borrowed under this subsection 2.1A(i)(V) or amounts borrowed as New 2004 Term Loans under subsection 2.1(A)(i)(IV) and continued as 2005 Term Loans pursuant to this subsection 2.1(A)(i)(V) and subsequently repaid or prepaid may not be reborrowed.”.

11. Subsection 2.1B of the Credit Agreement is hereby amended by (i) deleting each instance of the text “New 2004 Term Loans” appearing in said subsection and inserting the text “2005 Term Loans” in lieu thereof and (ii) deleting the text “Third Amendment Effective Date” appearing in clause (y) of the proviso to the first sentence of said subsection and inserting the text “Fifth Amendment Effective Date” in lieu thereof.

12. Subsection 2.1C of the Credit Agreement is hereby amended by (i) deleting each instance of the text “New 2004 Term Loans” appearing in said subsection and inserting the text “2005 Term Loans” in lieu thereof, (ii) deleting each instance of the text “Third Amendment Effective Date” appearing in said subsection and inserting the text “Fifth Amendment Effective Date” in lieu thereof, (iii) deleting each instance of the text “New 2004 Term Loan Commitments” and “Additional New 2004 Term Loan Commitment” appearing in said subsection and inserting the text “2005 Term Loan Commitments” or “Additional 2005 Term Loan Commitment”, as the case may be, in lieu thereof, (iv) deleting the text “subsections 4.1” appearing in the fourth sentence of said subsection and inserting the text “subsection 4.1” in lieu thereof, (v) inserting the text “subsection” immediately prior to the text “4.2” appearing in the fourth sentence of said subsection and (vi) inserting the text “, Part II, Section 5 of the Fifth Amendment (in the case of 2005 Term Loans)” immediately prior to the text “and subsection 4.2” appearing in the fourth sentence of said subsection (as modified pursuant to preceding subclause (v)).

13. Subsection 2.1D of the Credit Agreement is hereby amended by (i) deleting each instance of the text “New 2004 Term Loan” appearing in said subsection and inserting the text “2005 Term Loan” in lieu thereof and (ii) deleting each instance of the text “New 2004 Term Loans” appearing in said subsection and inserting the text “2005 Term Loans” in lieu thereof.

14. Subsection 2.1E of the Credit Agreement is hereby amended by (i) inserting the text “2005 Term Loan,” immediately after the text “New 2004 Term Loan,” appearing in said subsection, (ii) inserting the text “Exhibit III-D,” immediately after the text “Exhibit III-C,” appearing in said subsection and (iii) deleting the last sentence appearing in said subsection in its entirety and inserting the following new text in lieu thereof:

“Without limiting the foregoing, on and after the Fifth Amendment Effective Date, each Consenting New 2004 Term Lender which holds a New 2004 Term Note shall be entitled to surrender such New 2004 Term Note to Borrower against delivery of a 2005 Term Note completed in conformity with this subsection 2.1E, substantially in the form of Exhibit III-D annexed hereto, with appropriate insertions; provided that if any such New 2004 Term Note is not so surrendered, then from and after the Fifth Amendment Effective Date such New 2004 Term Note shall be deemed to evidence the Converted 2005 Term Loans into which the New 2004 Term Loans theretofore evidenced by such New 2004 Term Note have been converted.”.

15. Subsection 2.2 of the Credit Agreement is hereby amended by (i) deleting each instance of the text “New 2004 Term Loan” appearing in said subsection and inserting the text “2005 Term Loan” in lieu thereof and (ii) deleting each instance of the text “New 2004 Term Loans” appearing in said subsection and inserting the text “2005 Term Loans” in lieu thereof.

16. Subsection 2.2 of the Credit Agreement is hereby further amended by deleting the text “Third Amendment Effective Date” appearing in the third sentence of subsection 2.2A of the Credit Agreement and inserting the text “Fifth Amendment Effective Date” in lieu thereof.

17. Subsection 2.2B of the Credit Agreement is hereby amended by deleting clause (x) of said subsection and inserting the following new clause (x) in lieu thereof:

“(x) in connection with the New 2004 Term Loan Conversion and the incurrence of Additional 2005 Term Loans pursuant to subsection 2.1A(i)(V), (A) each borrowing of New 2004 Term Loans existing on the Fifth Amendment Effective Date immediately prior to the New 2004 Term Loan Conversion and maintained as Eurodollar Rate Loans subject to a given Interest Period (each, an “Existing New 2004 Term Loan Borrowing”) shall, upon the occurrence of the New 2004 Term Loan Conversion, be deemed to be a new borrowing of 2005 Term Loans for all purposes of this Agreement (including subsection 2.2F), (B) each such newly-deemed borrowing of 2005 Term Loans shall be subject to the same Interest Period (and Adjusted Eurodollar Rate) as the Existing New 2004 Term Loan Borrowing to which it relates, (C) Additional 2005 Term Loans shall be initially incurred pursuant to a single borrowing of Eurodollar Rate Loans which shall be added to (and thereafter be deemed to constitute a part of) each such newly-deemed borrowing of 2005 Term Loans on a pro rata basis (based on the relative sizes of the various such newly-deemed borrowings of 2005 Term Loans) and (D) Administrative Agent shall (and is hereby authorized to) take all appropriate actions to ensure that all Lenders with outstanding 2005 Term Loans (after giving effect to the New 2004 Term Loan Conversion and the incurrence of Additional 2005 Term Loans pursuant to subsection 2.1A(i)(V)) participate in each newly-deemed borrowing of 2005 Term

Loans on a pro rata basis (based upon the sum of such Lender’s (x) 2005 Term Loan Commitment as in effect on the Fifth Amendment Effective Date (prior to the making of 2005 Term Loans on such date) and (y) and Converted 2005 Term Loans).”.

18. Subsection 2.3C of the Credit Agreement is hereby amended by deleting said subsection in its entirety and inserting the following new subsection 2.3C in lieu thereof:

“C. Prepayment Fees. All prepayments of principal (whether voluntary or mandatory) and/or conversions of 2005 Term Loans made in connection with a Repricing Transaction, in each case prior to the first anniversary of the Fifth Amendment Effective Date, will be subject to payment to Administrative Agent, for the ratable account of each Lender with outstanding 2005 Term Loans, of a fee in an amount equal to 1.0% of the aggregate principal amount of 2005 Term Loans so repaid or converted. The foregoing fees shall be due and payable upon the date of any such prepayment or conversion.

19. Subsection 2.4A of the Credit Agreement is hereby amended by deleting said subsection in its entirety and inserting the following new subsection 2.4A in lieu thereof:

“A. Scheduled Payments of 2005 Term Loans. Borrower shall make principal payments on the 2005 Term Loans in installments on the dates and in the amounts set forth below:

DATE	SCHEDULED REPAYMENT OF 2005 TERM LOANS
December 31, 2006	$1,168,371.00
March 31, 2007	$1,168,371.00
June 30, 2007	$1,168,371.00
September 30, 2007	$1,168,371.00
December 31, 2007	$1,168,371.00
March 31, 2008	$1,168,371.00
June 30, 2008	$1,168,371.00
September 30, 2008	$1,168,371.00
December 31, 2008	$1,168,371.00
March 31, 2009	$1,168,371.00
June 30, 2009	$1,168,371.00
September 30, 2009	$1,168,371.00
December 31, 2009	$1,168,371.00
March 31, 2010	$221,412,000.00
June 25, 2010	$221,411,998.00

; provided that the scheduled installments of principal of the 2005 Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the 2005 Term Loans in accordance with subsection 2.4B(iv); and provided further, that the 2005 Term Loans and all other amounts owed hereunder with respect to the 2005 Term Loans shall be paid in full no later than June 25, 2010 and the final installment payable by Borrower in respect of the 2005 Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Borrower under this Agreement with respect to the 2005 Term Loans.”.

20. Subsection 2.4B of the Credit Agreement is hereby amended by deleting each instance of the text “New 2004 Term Loans” appearing in said subsection and inserting the text “2005 Term Loans” in lieu thereof.

21. Subsection 2.4B(i) of the Credit Agreement is hereby amended by deleting the last sentence of said subsection and inserting the following new sentence in lieu thereof:

“Each prepayment of 2005 Term Loans made pursuant to this subsection 2.4B(i) prior to the first anniversary of the Fifth Amendment Effective Date shall be subject to the payment of the fee described in subsection 2.3(C).”.

22. Subsection 2.4B(iv)(a) of the Credit Agreement (after giving effect to the amendments described in Section 20 above) is hereby amended by deleting the text “scheduled amortization payments of the 2005 Term Loans which will be due and payable during the 12 months immediately succeeding the date of the respective prepayment” appearing in the last sentence of said subsection and inserting the text “the next four scheduled amortization payments of the 2005 Terms Loans which will be due and payable during the 12-month period immediately succeeding the date of the respective prepayment (or, if such prepayment is made on the last Business Day of December in a given calendar year (and such Business Day is not December 31), the next five scheduled amortization payments of the 2005 Terms Loans which will be due and payable during the 12-month and one-week period immediately succeeding the date of the respective prepayment” in lieu thereof.

23. Subsection 2.4C of the Credit Agreement is hereby amended by deleting the text “New 2004 Term Loans” appearing in clause (iii) of said subsection and inserting the text “2005 Term Loans” in lieu thereof.

24. Subsection 2.5 of the Credit Agreement is hereby amended by inserting the following new subsection 2.5H at the end of said subsection:

“H. Additional 2005 Term Loans. The Additional 2005 Term Loans incurred on the Fifth Amendment Effective Date shall be used on the Fifth Amendment Effective Date to solely repay outstanding New 2004 Term Loans of Non-Consenting New 2004 Term Lenders (if any).”.

25. Subsection 2.6D is hereby amended by inserting the following text at the end of said subsection:

“In connection with the New 2004 Term Loan Conversion and the incurrence of Additional 2005 Term Loans pursuant to subsection 2.1A(i)(V), Lenders and Borrower hereby agree that, notwithstanding anything to the contrary contained in this Agreement, (A) if requested by any Lender making Additional 2005 Term Loans which actually “match funds” in the manner described in subsection 2.6F below, Borrower shall pay to such Lender such amounts necessary, as reasonably determined by such Lender, to compensate such Lender for making such 2005 Term Loans in the middle of an existing Interest Period (rather than at the beginning of the respective Interest Period, based upon the rates then applicable thereto) and (B) Borrower shall be obligated to pay to Non-Consenting New 2004 Term Lenders breakage or other costs of the type referred to above in this subsection 2.6D (if any) incurred in connection with the repayment of outstanding New 2004 Term Loans of such Non-Consenting New 2004 Term Lenders (if any) on the Fifth Amendment Effective Date.”.

26. Subsection 2.6F of the Credit Agreement is hereby amended by deleting the word “three” appearing in the last sentence of said subsection and inserting the word “four” in lieu thereof.

27. Section 6 of the Credit Agreement is hereby amended by inserting the following new subsection 6.16 at the end of said Section:

“6.16 Fifth Amendment Mortgage Amendments. Within 60 days following the Fifth Amendment Effective Date (unless otherwise agreed by the Collateral Agent), Borrower shall have delivered to the Collateral Agent, or caused to be delivered to the Collateral Agent, fully executed counterparts of amendments (the “Fifth Amendment Mortgage Amendments”), in form and substance reasonably satisfactory to the Administrative Agent, to each of the Mortgages covering a Mortgaged Property, together with evidence that counterparts of each of the Fifth Amendment Mortgage Amendments have been delivered to the title company insuring the Lien on the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable first priority mortgage lien on the Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Creditors securing all of the Obligations (including the Additional 2005 Term Loans); provided that the actions required to be taken by Borrower pursuant to this subsection 6.16 shall not be required to be so taken in the event that no Additional 2005 Term Loans are made available to Borrower on the Fifth Amendment Effective Date.”

27. Subsection 7.5(viii) of the Credit Agreement is hereby amended by deleting said subsection in its entirety and inserting the following new subsection 7.5(viii) in lieu thereof:

“(viii) so long as no Potential Event of Default or Event of Default then exists or would result therefrom, Borrower may make Restricted Junior Payments to Holdings to the extent required for Holdings to make, and Holdings may make additional Restricted Junior Payments in an aggregate amount not to exceed $20,000,000 in any Fiscal Year to the extent necessary to make repurchases of capital stock (and options or warrants to purchase such capital stock) of Holdings held by any shareholder of Holdings and/or to make payments of principal and/or interest under (and in accordance with the terms of) Shareholder Subordinated Notes and Shareholder Subordinated PIK Notes permitted under subsection 7.1(viii) (subject, however, to the subordination provisions contained in such Shareholder Subordinated Notes and Shareholder Subordinated PIK Notes), provided that Borrower and Holdings may make additional Restricted Junior Payments for the purposes described above in this subsection 7.5(viii) in an aggregate amount not to exceed $20,000,000, at any time on and after a Qualified IPO, if on or after a Qualified IPO Holdings shall have delivered to Administrative Agent an Officer’s Certificate (together with supporting calculations), in form and substance reasonably satisfactory to Administrative Agent, certifying that the Senior Leverage Ratio, calculated as of the last day of the Test Period then last ended (which day shall be on or after the date of consummation of the Qualified IPO) immediately prior to the date of such Officer’s Certificate, is less than 2.25:1.0 (such calculation to be determined on a pro forma basis, as if all indebtedness incurred after the last day of the Test Period then last ended and then outstanding (including any indebtedness incurred to finance such repurchases) had been incurred on the first day of the Test Period then last ended and taking account of any additional adjustments required by subsection 7.6D);”.

28. Subsection 7.5(xviii) of the Credit Agreement is hereby amended by inserting the text “for the then current Fiscal Year” immediately following the text “subsection 7.5(viii)” appearing in said subsection.

29. Subsection 9.1A of the Credit Agreement is hereby amended by (i) deleting the text “(w)” appearing in the first sentence of said subsection and inserting the text “(v)” in lieu thereof, (ii) deleting the text “(x)” appearing in the first sentence of said subsection and inserting the text “(w)” in lieu thereof, (iii) deleting the text “(y)” appearing in the first sentence of said subsection and inserting the text “(x)” in lieu thereof, (iv) deleting the text “and (z)” appearing in the first sentence of said subsection and inserting the text “, (y)” in lieu thereof, (v) inserting the text “and (z) JPMSI is hereby appointed Fifth Amendment Arranger hereunder as of the Fifth Amendment Effective Date” immediately following the text “Third Amendment Effective Date” appearing in clause (y) of the first sentence of said subsection (as modified pursuant to preceding subclause (iv)), (vi) deleting the text “Initial Arrangers, First Amendment Arranger, Second Amendment Arranger and Third Amendment Arranger” appearing in the first sentence of said subsection and inserting the text “Initial Arrangers, First Amendment Arranger, Second Amendment Arranger, Third Amendment Arranger and Fifth Amendment Arranger” in lieu thereof and (vii) inserting the sentence “Concurrently with the occurrence of the Fifth Amendment Effective Date, all obligations of JPMSI, in its capacity as Fifth Amendment Arranger hereunder, shall terminate.” immediately prior to the last sentence appearing in said subsection.

30. Subsection 10.1B of the Credit Agreement is hereby amended by deleting the text “New 2004 Term Loans” appearing in clause (ii) of said subsection and inserting the text “2005 Term Loans” in lieu thereof.

31. Schedule 2.1 to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Schedule 2.1 in the form of Schedule 2.1 attached hereto.

32. The Credit Agreement is hereby further amended by adding Exhibit III-D thereto in the form of Exhibit III-D attached hereto.

33. Exhibits IV and VII to the Credit Agreement are hereby amended by deleting each instance of the text “New 2004 Term Loans” appearing in said Exhibits and inserting the text “2005 Term Loans” in lieu thereof.

II.	Miscellaneous Provisions.

1. In order to induce Lenders to enter into this Fifth Amendment, each of Borrower and Holdings hereby represents and warrants that (i) no Potential Event of Default or Event of Default exists as of the Fifth Amendment Effective Date after giving effect to this Fifth Amendment, (ii) all of the representations and warranties contained in the Credit Agreement or the other Loan Documents are true and correct in all material respects on the Fifth Amendment Effective Date after giving effect to this Fifth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date) and (iii) concurrently with the effectiveness of this Fifth Amendment, the proceeds of the Additional 2005 Term Loans shall be immediately applied by Borrower to repay all outstanding New 2004 Term Loans of Non-Consenting New 2004 Term Lenders (if any).

2. This Fifth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, the Subsidiaries Guaranty or any other Loan Document.

3. This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Borrower and Administrative Agent.

4. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Fifth Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when each of the following conditions shall have been satisfied (it being understood that the condition set forth in clause (iv) below may be satisfied concurrently with the occurrence of the Fifth Amendment Effective Date):

(i) Borrower, Holdings, each other Loan Party, Lenders constituting the Requisite Lenders (determined prior to giving effect to this Fifth Amendment) and each

Lender with a 2005 Term Loan Commitment and/or converting New 2004 Term Loans into Converted 2005 Term Loans pursuant to the New 2004 Term Loan Conversion shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number 212-354-8113 / email address: myip@whitecase.com);

(ii) there shall have been delivered to Administrative Agent for the account of each Consenting New 2004 Term Lender and each Lender with a 2005 Term Loan Commitment which has requested same, an appropriate 2005 Term Note executed by Borrower in each case in the amount, maturity and otherwise as provided in the Credit Agreement;

(iii) there shall have been delivered to Administrative Agent copies of resolutions of the Board of Directors of each Loan Party approving and authorizing the execution, delivery and performance of this Fifth Amendment and the Loan Documents as amended by this Fifth Amendment, certified as of the Fifth Amendment Effective Date by the corporate secretary or an assistant secretary of such Loan Party as being in full force and effect without modification or amendment; and

(iv) (x) all accrued and unpaid interest on all New 2004 Term Loans shall have been paid in full (regardless of whether payment of such interest would otherwise have been required pursuant to subsection 2.2C of the Credit Agreement) and (y) the principal of all outstanding New 2004 Term Loans of Non-Consenting New 2004 Term Lenders shall have been repaid in full;

provided however that in the event that any of the resolutions required to be delivered to Administrative Agent pursuant to clause (iii) of this Section 5 shall not have been so delivered to Administrative Agent on the date that all of the other conditions set forth in this Section 5 have been satisfied, then, subject to the immediately succeeding proviso, this Fifth Amendment shall nevertheless be deemed to have become effective and the Fifth Amendment Effective Date shall be deemed to have occurred, provided further however, that if Borrower shall fail to deliver any of the resolutions referred to in clause (iii) of this Section 5 on the Fifth Amendment Effective Date (determined as provided above and without regard to this proviso) within 5 Business Days following the Fifth Amendment Effective Date (as so determined) (or such longer period determined by Administrative Agent (in its sole discretion) not to exceed 15 Business Days following the Fifth Amendment Effective Date (as so determined), then, notwithstanding the foregoing proviso, (i) the Fifth Amendment Effective Date shall be deemed not to have occurred and (ii) Holdings and Borrower shall, and shall cause their respective Subsidiaries to, take any actions requested by Administrative Agent to unwind any transactions which may have occurred as a result of the deemed occurrence of the Fifth Amendment Effective Date pursuant to the immediately preceding proviso. Any failure to deliver resolutions within the time period required by the last proviso in the preceding sentence shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

6. By executing and delivering a copy hereof, each Loan Party hereby agrees that all Obligations of the Loan Parties (including, without limitation, the 2005 Term Loans) are fully guaranteed pursuant to the Holdings Guaranty and the Subsidiaries Guaranty in accordance with the terms and provisions thereof and are fully secured pursuant to the Collateral Documents.

7. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*         *         *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fifth Amendment as of the date first above written.

DOMINO’S PIZZA, INC.

By:
Name:
Title:

DOMINO’S, INC.

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), individually and as Administrative Agent

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 1, 2005, AMONG DOMINO’S, INC., DOMINO’S PIZZA, INC., J.P. MORGAN SECURITIES INC., AS SOLE LEAD ARRANGER AND BOOK RUNNER, THE LENDERS PARTY HERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION:

By:
Name:
Title:

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Fifth Amendment, hereby consents to the entering into of the Fifth Amendment and agrees to the provisions thereof (including, without limitation, Part II, Section 6 thereof).

DOMINO’S PIZZA LLC DOMINO’S PIZZA INTERNATIONAL PAYROLL SERVICES, INC. DOMINO’S PIZZA PMC, INC. DOMINO’S FRANCHISE HOLDING CO.

By:
Name:
Title:

DOMINO’S PIZZA INTERNATIONAL, INC.

By:
Name:
Title:

DOMINO’S PIZZA GOVERNMENT SERVICES DIVISION, INC.

By:
Name:
Title:

SCHEDULE 2.1

Lender Commitments

Lender	Initial Term Loan Commitment	Tranche B Term Loans	2005 Term Loan Commitments	Converted 2005 Term Loans	Revolving Loan Commitment

Allocations to be determined by the Borrower and Administrative Agent prior to the Fifth Amendment Effective Date.

EXHIBIT III-D

[FORM OF 2005 TERM NOTE]

PROMISSORY NOTE DUE JUNE 25, 2010

$[1]	New York, New York [Date]

FOR VALUE RECEIVED, DOMINO’S, INC., a Delaware corporation (“Borrower”) hereby promises to pay to [2] (“Payee”) or its registered assigns the principal amount of [3] ($[l]) in the installments referred to below.

Borrower promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement, dated as of July 29, 2002 and amended and restated as of June 25, 2003, by and among Borrower, DOMINO’S PIZZA, INC., a Delaware corporation (successor by merger to TISM, Inc.), the financial institutions from time to time party thereto (each individually referred to therein as a “Lender” and collectively as “Lenders”), J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as joint lead arrangers, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for Lenders (in such capacity, “Administrative Agent”), CITICORP NORTH AMERICA, INC., as syndication agent, and BANK ONE, NA, as documentation agent (as so amended and restated and as the same may be further amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”, with the terms defined therein and not otherwise defined herein being used herein as therein defined).

Borrower shall make principal payments on this Note in consecutive quarterly installments, commencing on December 31, 2005 and ending on June 25, 2010. Each such installment shall be due on the date specified in the Credit Agreement and in an amount determined in accordance with the provisions thereof; provided that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon.

This Note is one of Borrower’s “2005 Term Notes” in the aggregate principal amount of $458,012,821.00 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the 2005 Term Loan evidenced hereby was made and is to be repaid, and the other Loan Documents.

[1]	Insert amount of Lender’s 2005 Term Loan in numbers.

[2]	Insert Lender’s name in capital letters.

[3]	Insert amount of Lender’s 2005 Term Loan in words.

EXHIBIT III-D

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(iv) of the Credit Agreement, Borrower and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Borrower hereunder with respect to payments of principal of or interest on this Note.

Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Borrower as provided in subsection 2.4B(i) of the Credit Agreement.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF BORROWER AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

This Note is subject to restrictions on transfer or assignment as provided in subsection 10.1 of the Credit Agreement.

No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Borrower, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

EXHIBIT III-D

After the occurrence of an Event of Default, Borrower promises to pay all costs and expenses, including reasonable attorneys’ fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Borrower hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

*            *            *

EXHIBIT III-D

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

DOMINO’S, INC.

By:
Name:
Title: